UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Consolidated Communications Holdings, Inc.

(Name of Registrant as Specified In Its Charter)
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On January 3, 2024, Consolidated Communications Holdings, Inc. (the “Company”) issued the following press release in connection with the Agreement and Plan of Merger, dated October 15, 2023, by and among the Company, Condor Holdings LLC and Condor Merger Sub Inc., which contains a copy of a letter to shareholders issued by the Company’s board of directors. A copy of the letter, in the format being mailed to the Company’s shareholders, can also be found below.
Consolidated Communications Proposed Transaction is Financially Compelling and Delivers Certain Cash Value at a Premium Valuation
Reminds Shareholders to Vote FOR the Value Maximizing Proposed Transaction
MATTOON, Ill. — January 3, 2024 — Consolidated Communications Holdings, Inc. (Nasdaq: CNSL) (the “Company” or “Consolidated”), has mailed a letter to its shareholders in connection with its upcoming special meeting of shareholders (the “Special Meeting”). Consolidated is reminding shareholders to vote “FOR” the proposed acquisition of the Company by affiliates of Searchlight Capital Partners, L.P. (“Searchlight”) and British Columbia Investment Management Corporation (“BCI”) (the “Proposed Transaction”). The Special Meeting is scheduled to be held on January 31, 2024. Shareholders of record as of December 13, 2023, are entitled to vote at the Special Meeting.
The full text of the letter mailed to shareholders follows:
January 3, 2024
Dear Fellow Shareholders,
You have the opportunity to protect the value of your investment and realize the benefits of the value-maximizing transaction with Searchlight and BCI. In order to participate, you must cast your vote ahead of the special meeting on January 31, 2024. The board of directors of the Company (the “Board”) strongly urges you to vote “FOR” the Proposed Transaction. Your vote is extremely important, regardless of how many shares you own. Not voting is the same as voting against the transaction.
Proposed Transaction Delivers Financially Compelling and Certain Value to Consolidated Shareholders, While Transferring Risk to Searchlight and BCI
Following an extensive and thorough review by a special committee of independent and disinterested members of the Board, the Board strongly believes the $4.70 per share cash offer from Searchlight and BCI is the best risk-adjusted outcome for shareholders, particularly in light of the significant risk associated with Consolidated’s prospects as a standalone public company with limited access to capital.

Independent Third-Party Analysts Endorse Both the Valuation and the Sale Strategy
The transaction price of $4.70 per share also exceeds equity analysts’ price targets for Consolidated as a standalone public company disclosed prior to April 13, 2023, the day Searchlight and BCI’s non-binding offer was made public.
The independent third-party analysts who cover our Company agree — this transaction is positive for the Company’s shareholders4:
•
“Net-net, we view the outcome positively for CNSL shareholders, especially in the context of a weakening near-term operating position.” — Citi, October 16, 2023

•
“… we view Searchlight’s take-private bid and fully funded FTTH build plan as the cleanest strategy.” — Wells Fargo, August 8, 2023

Cast Your Vote Ahead of the Special Meeting on January 31, 2024
The Board recommends that you vote “FOR” the Proposed Transaction. Casting your vote is the only way for you to secure this compelling cash premium.
If not enough shareholders vote, Consolidated’s share price is at risk of dropping potentially below the pre-announcement price. Maximize the value of your investment and vote “FOR” the Proposed Transaction today.
Vote Your Shares “FOR” Today to Maximize the Value of Your Investment —
Not Voting Is the Same as Voting Against the Transaction
We thank you for your continued support.
Sincerely,
The Board of Directors of Consolidated Communications Holdings, Inc.
Shareholders with questions or who require assistance voting their shares should contact Consolidated’s proxy solicitor, Morrow Sodali. Shareholders may call toll-free: (800) 662-5200 or +1 (203) 658-9400 (international) or email CNSL@info.morrowsodali.com.
Advisors
Rothschild & Co is acting as financial advisor to the special committee and Cravath, Swaine & Moore LLP is acting as its legal counsel. Latham & Watkins LLP is providing legal counsel to Consolidated Communications.
Forward-Looking Statements
Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, the Company’s current expectations, plans, strategies and anticipated financial results.
There are a number of risks, uncertainties and conditions that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements, including: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the Proposed Transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the Proposed Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the Proposed Transaction, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the Proposed Transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the Proposed Transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the Proposed Transaction; (ix) the risk that the Company’s stock price may decline significantly if the Proposed Transaction is not consummated; (x) the risk of shareholder litigation in connection with the Proposed Transaction, including resulting expense or delay; and (xi) (A) the risk factors described in Part I, Item 1A of Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and (B) the other risk factors identified from time to time in the Company’s other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.
Many of these circumstances are beyond the Company’s ability to control or predict. These forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” “would” or similar expressions. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, undue reliance should not be placed on forward-looking statements, which are based on the information currently available to the Company and speak only as of the date they are made. The Company disclaims any intention or obligation to update or revise publicly any forward-looking statements.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the Proposed Transaction. The Special Meeting will be held on January 31, 2024 at 9:00 A.M. Central Time, at which meeting the stockholders of the Company will be asked to consider and vote on a proposal to adopt the merger agreement and approve the Proposed Transaction. In connection with the Proposed Transaction, the Company filed relevant materials with the SEC, including the Proxy Statement. The Company commenced mailing the Proxy Statement and a proxy card to each stockholder of the Company entitled to vote at the Special Meeting on December 18, 2023. In addition, the Company and certain affiliates of the Company jointly filed an amended transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND THE SCHEDULE 13E-3, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SEARCHLIGHT AND BCI AND THE PROPOSED TRANSACTION. Investors and stockholders of the Company are able to obtain these documents free of charge from the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to the Company at 2116 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations or at tel: +1 (844) 909-2675.

Notes
1
Peers include Frontier Communications Parent, Inc., Lumen Technologies, Inc., Cable One, Inc., Shenandoah Telecommunications Company, ATN International, WideOpenWest, Inc., Altice USA, Inc. and Charter Communications, Inc.

2
Unaffected stock price as of April 12, 2023, the last trading day prior to public announcement of the non-binding proposal.

3
Calendar day VWAPs as of April 12, 2023.

4
Permission to use quotes neither sought nor obtained.

Contacts
Philip Kranz, Investor Relations
+1 217-238-8480
Philip.kranz@consolidated.com
Jennifer Spaude, Media Relations
+1 507-386-3765
Jennifer.spaude@consolidated.com

Dear Fellow Shareholders,You have the opportunity to protect the value of your investment and realize the benefits of the value-maximizing transaction with Searchlight Capital Parters, L.P. (“Searchlight”) and British Columbia Investment Management Corporation (“BCI”) (the “Proposed Transaction”). In order to participate, you must cast your vote ahead of the special meeting of shareholders (the “Special Meeting”) on January 31, 2024. The board of directors of the Company (the “Board”) strongly urges you to vote “FOR” the Proposed Transaction. Your vote is extremely important, regardless of how many shares you own. Not voting is the same as voting against the transaction.Proposed Transaction Delivers Financially Compelling and Certain Value to Consolidated Shareholders, While Transferring Risk to Searchlight and BCIFollowing an extensive and thorough review by a special committee of independent and disinterested members of the Board, the Board strongly believes the $4.70 per share cash offer from Searchlight and BCI is the best risk-adjusted outcome for shareholders, particularly in light of the significant risk associated with Consolidated’s prospects as a standalone public company with limited access to capital.Transaction Offers Shareholders a Compelling and De-Risked ValuationYour vote is important, regardless of the number of shares you own. Not voting will have the same effect as voting against the transaction.

Independent Third-Party Analysts Endorse Both the Valuation and the Sale Strategy

The transaction price of $4.70 per share also exceeds equity analysts' price targets for Consolidated as a standalone public company disclosed prior to April 13, 2023, the day Searchlight and BCI's non-binding offer was made public.

Offer price exceeds standalone valuations from equity analysts

	TD Cowen a division of TD Securities	citi	WELLS FARGO
Prior to April Offer			
Price Target	$4.50 Mar 1, 2023	$2.50 Mar 1, 2023	$4.00 Mar 1, 2023
Transaction Premium	**4%**	**88%**	**18%**
After April Offer Announced			
Price Target	$4.50 Apr 13, 2023	$3.50 Apr 13, 2023	$4.00 Apr 13, 2023
Transaction Premium	**4%**	**34%**	**18%**

The independent third-party analysts who cover our Company agree - this transaction is positive for the Company's shareholders[4]:

citi: "Net-net, we view the outcome positively for CNSL shareholders, especially in the context of a weakening near-term operating position."

October 16, 2023

WELLS FARGO: "... we view Searchlight's take-private bid and fully funded FTTH build plan as the cleanest strategy."

August 8, 2023

Cast Your Vote Ahead of the Special Meeting on January 31, 2024

The Board recommends that you vote "FOR" the Proposed Transaction. Casting your vote is the only way for you to secure this compelling cash premium.

If not enough shareholders vote, Consolidated's share price is at risk of dropping potentially below the pre-announcement price. Maximize the value of your investment and vote "FOR" the Proposed Transaction today.

Vote Your Shares "FOR" Today to Maximize the Value of Your Investment – Not Voting Is the Same as Voting Against the Transaction

We thank you for your continued support.

Sincerely,
The Board of Directors of Consolidated Communications Holdings, Inc.

Maximize the value of your investment and

Vote "FOR" the Proposed Transaction

Shareholders with questions or who require assistance voting their shares should contact Consolidated's proxy solicitor:

MORROW SODALI

430 Park Avenue, 14th Floor
New York, NY 10022

Shareholders may call toll-free:
(800) 662-5200 or +1 (203) 658-9400 (international)
Email: CNSL@info.morrowsodali.com



Forward-Looking Statements

Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, the Company's current expectations, plans, strategies and anticipated financial results.

There are a number of risks, uncertainties and conditions that may cause the Company's actual results to differ materially from those expressed or implied by these forward-looking statements, including: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the Proposed Transaction by the Company's stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the Proposed Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the Proposed Transaction, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the Proposed Transaction on the Company's ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the Proposed Transaction diverting management's attention from the Company's ongoing business operations; (viii) the amount of costs, fees and expenses related to the Proposed Transaction; (ix) the risk that the Company's stock price may decline significantly if the Proposed Transaction is not consummated; (x) the risk of shareholder litigation in connection with the Proposed Transaction, including resulting expense or delay; and (xi) (A) the risk factors described in Part I, Item 1A of Risk Factors in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 and (B) the other risk factors identified from time to time in the Company's other filings with the SEC. Filings with the SEC are available on the SEC's website at http://www.sec.gov.

Many of these circumstances are beyond the Company's ability to control or predict. These forward-looking statements necessarily involve assumptions on the Company's part. These forward-looking statements generally are identified by the words "believe," "expect," "anticipate," "intend," "plan," "should," "may," "will," "would" or similar expressions. All forward-looking statements attributable to the Company or persons acting on the Company's behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication.

Furthermore, undue reliance should not be placed on forward-looking statements, which are based on the information currently available to the Company and speak only as of the date they are made. The Company disclaims any intention or obligation to update or revise publicly any forward-looking statements.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the Proposed Transaction. The Special Meeting will be held on January 31, 2024 at 9:00 A.M. Central Time, at which meeting the stockholders of the Company will be asked to consider and vote on a proposal to adopt the merger agreement and approve the Proposed Transaction. In connection with the Proposed Transaction, the Company filed relevant materials with the SEC, including the Proxy Statement. The Company commenced mailing the Proxy Statement and a proxy card to each stockholder of the Company entitled to vote at the Special Meeting on December 18, 2023. In addition, the Company and certain affiliates of the Company jointly filed an amended transaction statement on Schedule 13e-3 (the "Schedule 13e-3"). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND THE SCHEDULE 13E-3, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SEARCHLIGHT AND BCI AND THE PROPOSED TRANSACTION. Investors and stockholders of the Company are able to obtain these documents free of charge from the SEC's website at www.sec.gov, or free of charge from the Company by directing a request to the Company at 2116 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations or at tel: +1 (844) 909-2675.

Notes

1. Peers include Frontier Communications Parent, Inc., Lumen Technologies, Inc., Cable One, Inc., Shenandoah Telecommunications Company, ATN International, WideOpenWest, Inc., Altice USA, Inc. and Charter Communications, Inc.
2. Unaffected stock price as of April 12, 2023, the last trading day prior to public announcement of the non-binding proposal.
3. Calendar day VWAPs as of April 12, 2023.
4. Permission to use quotes neither sought nor obtained.